UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2019

I.D. SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15087	22-3270799
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IDSY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2019, the stockholders of I.D. Systems, Inc. (the “Company”) approved and adopted an amendment (the “Plan Amendment”) to the I.D. Systems, Inc. 2018 Incentive Plan (the “2018 Plan”) at a special meeting of stockholders (the “Special Meeting”). The Plan Amendment will be effective upon the closing of the previously announced transactions contemplated by the Agreement and Plan of Merger, dated as of March 13, 2019 (the “Merger Agreement”), by and among the Company, PowerFleet, Inc. (“Parent”), Pointer Telocation Ltd. (“Pointer”), PowerFleet Israel Holding Company Ltd. (“Pointer Holdco”) and PowerFleet Israel Acquisition Company Ltd. (“Pointer Merger Sub”), and the Investment and Transaction Agreement, dated as of March 13, 2019 (as amended, the “Investment Agreement”), by and among the Company, Parent, PowerFleet US Acquisition Inc. (“I.D. Systems Merger Sub”) and ABRY Senior Equity V, L.P. and ABRY Senior Equity Co-Investment Fund V, L.P. (the “Investors”). A detailed description of the Plan Amendment is included under the heading “I.D. Systems Proposal 8: To Approve an Amendment to the I.D. Systems 2018 Incentive Plan” in the joint proxy statement/prospectus of the Company and Pointer filed in connection with the Special Meeting with the Securities and Exchange Commission (the “SEC”) on July 25, 2019, which description is incorporated herein by reference. The description of the Plan Amendment is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Special Meeting on August 29, 2019. A summary of the voting results for the following proposals, each of which is described in detail in the Company’s definitive merger proxy statement, which was filed with the SEC on July 25, 2019 and first mailed to the Company’s stockholders on or about July 29, 2019, is set forth below:

1.	The Transaction Proposal (Proposal 1) – adoption of the Investment and Transaction Agreement, dated as of March 13, 2019, as amended (the “Investment Agreement”), by and among the Company, PowerFleet, Inc. (“Parent”), PowerFleet US Acquisition Inc. (“I.D. Systems Merger Sub”) and the investors party thereto, and approval of the transactions contemplated thereby, including the reorganization into a new holding company structure by merging I.D. Systems Merger Sub with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent:

For	Against	Abstain	Broker Non-Votes
13,307,854	791,732	3,201	0

2.	The Investment Shares Proposal (Proposal 2) – approval of the issuance of 50,000 shares of Series A Convertible Preferred Stock of Parent, including any shares of Series A Convertible Preferred Stock issuable as dividends thereon (collectively, the “Investment Shares”), pursuant to the terms of the Investment Agreement and the issuance of the shares of common stock of Parent issuable upon conversion of the Investment Shares:

For	Against	Abstain	Broker Non-Votes
13,305,154	794,432	3,201	0

3.	The Acquisition Shares Proposal (Proposal 3) – approval of the issuance of 10,753,102 shares of common stock of Parent pursuant to the terms of the Agreement and Plan of Merger, dated as of March 13, 2019 (the “Merger Agreement”), by and among the Company, Parent, Pointer, PowerFleet Israel Holding Company Ltd. and PowerFleet Israel Acquisition Company Ltd., pursuant to which Pointer Merger Sub will merge with and into Pointer, with Pointer surviving as an indirect, wholly-owned subsidiary of Parent:

For	Against	Abstain	Broker Non-Votes
13,310,004	789,582	3,201	0

4.	Authorized Share Capital (Proposal 4) – approval of the authorized shares of Parent’s capital stock, consisting of 75,000,000 shares of common stock and 150,000 shares of preferred stock, of which 100,000 shares will be designated as Series A Convertible Preferred Stock, as described in Article FIFTH of the Parent Charter:

For	Against	Abstain	Broker Non-Votes
13,306,234	793,952	2,601	0

5.	Indemnification (Proposal 5) – approval of certain provisions set forth in Article ELEVENTH of the Parent Charter, which contain certain mandatory indemnification provisions for the directors and officers of Parent, including, among other things, the advancement of expenses:

For	Against	Abstain	Broker Non-Votes
12,675,524	1,423,662	3,601	0

6.	Corporate Opportunity (Proposal 6) – approval of certain provisions set forth in Article TWELFTH of the Parent Charter, which provide that certain transactions are not “corporate opportunities” of Parent:

For	Against	Abstain	Broker Non-Votes
11,927,485	2,171,701	3,601	0

7.	Exclusive Forum (Proposal 7) – approval of certain provisions set forth in Article SIXTEENTH of the Parent Charter, which designate the Chancery Court of the State of Delaware as the exclusive forum for certain legal actions:

For	Against	Abstain	Broker Non-Votes
11,977,447	2,121,659	3,681	0

8.	The Plan Amendment Proposal (Proposal 8) – approval of an amendment to the I.D. Systems, Inc. 2018 Incentive Plan, which provides for an increase in the number of shares of common stock available for issuance thereunder and reflects the assumption of the I.D. Systems, Inc. 2018 Incentive Plan by Parent:

For	Against	Abstain	Broker Non-Votes
12,742,732	1,060,552	299,503	0

9.	The Advisory Vote on Executive Compensation Proposal (Proposal 9) – approval on an advisory (non-binding) basis of the compensation that may become payable to certain named executive officers of the Company in connection with, or following, the consummation of the transactions contemplated by the Merger Agreement and the Investment Agreement:

For	Against	Abstain	Broker Non-Votes
13,025,485	809,979	267,323	0

10.	The Adjournment Proposal (Proposal 10) – approval to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are insufficient votes present in person or by proxy for, or otherwise in connection with, the approval of each of Proposals 1, 2, 3 and 4:

For	Against	Abstain	Broker Non-Votes
13,266,693	833,213	2,881	0

It was determined at the Special Meeting that sufficient votes had been obtained to approve each of Proposals 1, 2, 3 and 4 and that it was not necessary to adjourn the Special Meeting to solicit additional proxies.

Item 8.01 Other Events.

On August 29, 2019, the Company issued a press release announcing the approval by the stockholders of the proposals at the Special Meeting. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Important Information for Investors and Stockholders

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the proposed transactions among Parent, the Company and Pointer, Parent, the Company and Pointer have filed, and will file, relevant materials with the SEC. On May 24, 2019, Parent filed with the SEC a registration statement on Form S-4, as amended on July 1, 2019 and July 23, 2019, containing a joint proxy statement of the Company and Pointer that also constitutes a prospectus of Parent. The registration statement was declared effective by the SEC on July 25, 2019, and the Company and Pointer commenced mailing the definitive joint proxy statement/prospectus to stockholders of the Company and Pointer on or about July 29, 2019 and August 1, 2019, respectively. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND POINTER ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by Parent, the Company or Pointer (when available) through the website maintained by the SEC at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of federal securities laws. The Company’s, Pointer’s and the combined business’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s and Pointer’s expectations with respect to their beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction and the timing of the completion of the proposed transaction. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause their actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding: prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information of the Company, Pointer and the combined business; emerging new products; and plans, strategies and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. Most of these factors are outside the parties’ control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreements for the proposed transactions or could otherwise cause the proposed transactions to fail to close; (2) the risks or uncertainties of taking on significant new indebtedness and/or issuance of significant new equity to finance the transactions; (3) conditions to the closing of the transactions may not be satisfied and required regulatory approvals may not be obtained; (4) the outcome of any legal proceedings that may be instituted against the Company or Pointer following the announcement of the transaction agreements and the proposed transactions; (5) the inability to complete the proposed transactions; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transactions; (7) the inability to obtain or maintain the listing of the shares of common stock of Parent on Nasdaq; (8) the risk that the proposed transactions disrupt current plans and operations as a result of the announcement and consummation of the proposed transactions; (9) the ability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the ability of the Company to integrate successfully the business, operations and employees of Pointer and the ability of the combined company to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed transactions; (11) changes in applicable laws or regulations; (12) the possibility that the Company or Pointer may be adversely affected by other economic or business conditions, and/or competitive factors; (13) the loss of the Company’s or Pointer’s key customers or reduction in the purchase of products or services by any such customers; (14) the failure of the market for the Company’s or Pointer’s products and services to continue to develop; (15) the inability to protect the Company’s or Pointer’s intellectual property; (16) the effects of competition from a variety of local, regional, national and other providers of wireless solutions; and (17) other risks and uncertainties detailed from time to time in the Company’s, Pointer’s and Parent’s filings with the SEC, including the Company’s annual report on Form 10-K for the year ended December 31, 2018, Pointer’s annual report on Form 20-F for the year ended December 31, 2018 and Parent’s registration statement on Form S-4 filed with the SEC on May 24, 2019, as amended on July 1, 2019 and July 23, 2019. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company or Pointer. Unless otherwise required by applicable law, the Company and Pointer assume no obligation to update the information contained in this report, and expressly disclaim any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to the I.D. Systems, Inc. 2018 Incentive Plan.
99.1	Press release, dated August 29, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name:	Ned Mavrommatis
Title:	Chief Financial Officer

Date: August 29, 2019